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                                                                  EXHIBIT 10.4.2

                SEVENTEENTH AMENDMENT TO ROHR INDUSTRIES, INC,
                           MANAGEMENT INCENTIVE PLAN
                               (RESTATED, 1982)


Pursuant to the provisions of Section 9, the Rohr Industries, Inc., Management Incentive Plan (Restated 1982) (the "Plan") is hereby amended effective as of the 13 day of September, 1996, as follows:

1.   Section 2(d) is hereby amended to read in full as follows:

          "(d)  Committee: The Executive Compensation and Development Committee
                ----------
                of the Corporation, appointed by the Board of Directors to be responsible for administration of the Plan. Notwithstanding the foregoing, or any other provision in the Plan, with respect to the participation in the Plan by, or the settlement in equity securities rather than cash of an award held by, any Participant who is then subject to Section 16 of the Securities Exchange Act of 1934, "Committee" shall mean the Committee that administers the participation of such individuals in connection with the Applicable Plans, pursuant to Section 7 thereof."

2. Section 2 is further amended by adding to that section a new Paragraph (j) to read in full as follows:

          "(j) APPLICABLE PLANS: Rohr, Inc., 1989 Stock Incentive Plan, and the Rohr, Inc., 1995 Stock Incentive Plan."

3. Section 3 is hereby amended by adding to that section a new Paragraph (d) to read in full as follows:

          "(d) In addition to the terms and conditions set forth herein, to the extent that stock-based awards are made under the Plan, the Plan shall be administered as a part of, and subject to the terms and conditions of, the Applicable Plans; and, in the event that the terms of the Plan shall conflict with the terms of the Applicable Plans, the terms of the Applicable Plans shall prevail."

4.   In all other respects, the Plan is hereby ratified, confirmed and approved.

     IN WITNESS WHEREOF, Rohr, Inc., has caused its duly authorized officers to execute this Amendment on the 13 day of September 1996.

                                    ROHR, INC.


                                    By: /s/ R.W MADSEN
                                       -------------------------------
                                       R. W. Madsen
                                       Vice President, General Counsel
                                       and Secretary